UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 11, 2022
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Otter Tail Corporation (the “Company”) held its Annual Shareholder Meeting on April 11, 2022 in a virtual format. A total of 41,605,742 shares of the Company’s common stock were entitled to vote as of the close of business on February 15, 2022, the record date for the Annual Meeting, of which 33,419,896 were voted in person or by proxy at the Annual Meeting, with virtual attendance constituting in person attendance at the Annual Meeting. The matters voted upon and approved by the Company’s shareholders were:
1.the election of three members to the Board of Directors;
2.the approval, in a non-binding advisory vote, of the compensation provided to the Named Executive Officers as described in the Proxy Statement; and
3.the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022.
The following is a summary of the voting results for each matter presented to the shareholders:
Election of Directors:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Steven L. Fritze	25,232,924	975,392	7,211,580
Dr. Kathryn O. Johnson	25,186,426	1,021,890	7,211,580
Dr. Michael E. LeBeau	25,917,406	290,910	7,211,580
All three directors were elected, or re-elected, to serve three-year terms expiring at the time of the 2025 Annual Shareholder Meeting and until their successors are duly elected and qualified.
Approval, In a Non-Binding Advisory Vote, of Compensation Provided to the Named Executive Officers as Described in the Proxy Statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,085,022	766,358	356,936	7,211,580
Ratification of the Appointment of Deloitte & Touche LLP as Otter Tail Corporation’s Independent Registered Public Accounting Firm for the Year 2022:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,740,682	526,743	152,471	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: April 14, 2022	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer